State of Nevada
                                  Office of the
                               Secretary of State

                                 Certified Copy

                                                                November 4, 2005

Job Number: C20051103-1885
Reference Number:
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and each copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.


Document Number(s)              Description                   Number of Pages

20050528680-26                  Convert In                    2 pages/1 Copies


                                       Respectfully

                                       /s/
                                          -----------------------
                                       Dean Heller
                                       Secretary of State

                                       By: /s/
                                              -------------------
                                       Certification Clerk


                                    Commercial Recording Division
                                    202 N. Carson Street
                                    Carson City, Nevada 89701-4069
                                    Telephone (775) 684-5708
                                    Fax (775) 684-7138

Articles of Conversion                            Entity #
(Pursuant to NRS 92A.205)                         E0744272005-9
Page 1                                            Document Number
                                                  20050528680-26

                                                  Date Filed:
                                                  11/3/2005 12:48:16 PM
                                                  In the office of
                                                  /s/
                                                  ----------------------------
                                                  Dean Heller
                                                  Secretary of State

                             Articles of Conversion
                            (Pursuant to NRS 92A.205)
                               Submit in Duplicate

1. Name and jurisdiction of organization of constituent entity and resulting entity:

Circletronics Inc.
Name of constituent entity

Canada                              Corporation
Jurisdiction                        Entity Type

And

ColorStars Group
Name of resulting entity

Nevada                              Corporation
Jurisdiction                        Entity type

2. A plan of conversion has been adopted by the constituent entity in compliance with the law of jurisdiction governing the constituent entity.

3. Location of plan of conversion: (check one)

         The entire plan of conversion is attached to these articles

X The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.

         The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330

Articles of Conversion
(Pursuant to NRS 92A.205)
Page 2


4. Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion):


         Attn:    N/A

5. Effective date of conversion (optional) (not to exceed 90 days after the articles are filed Pursuant to NRS 92A.240): upon filing

6.            Signatures - must be signed by:

1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability partnership a manager of each Nevada limited-liability company with managers or all the members if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a.; general partnership governed by RS chapter 87).
2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it.


              Circletronics Inc.
              Name of constituent entity


              /s/ Wei Rur Chen         President                  11/3/05
              ----------------
              Signature                Title                      Date